SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:               December 26, 1997

ADVANTA Revolving Home Equity Loan Trust 1996-A

New York                        33-99510-04                   "Pending"

c/o ADVANTA Mortgage Corp., USA
Attn:  William P. Garland
16875 West Bernardo Drive
San Diego, Ca  92127

(619) 674-1800



Item 5.                       Other Events

Information relating to the distributions to Certificate holders for the November, 1997 Monthly Period of the Trust in respect of the Home Equity Loan Pass-Through Certificates, Series 1996-A
Class A (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Home Equity Loans, and the Subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of November 1, 1996 between ADVANTA Mortgage Corp.,
USA as Servicer, and Bankers Trust Company, as Trustee.


Item 7.                       Financial Statements, Exhibits

              Exhibit No.                     Exhibit

                           1. Monthly Report for the November, 1997 Monthly
                              Period relating to the Revolving Home Equity
                              Loan Pass-Through Certificates Series 1996-A, Class A issued by the ADVANTA Revolving
                              Home Equity Loan Trust 1996-A.

                                              EXHIBIT INDEX

Exhibit

      1.      Monthly Report for the November, 1997 Monthly
              Period relating to the Revolving Home Equity Loan
              Loan Pass-Through Certificates, Series 1996-A,
              Class A issued by the ADVANTA Revolving
              Home Equity Loan Trust 1996-A.




                                              SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



ADVANTA Revolving Home Equity Loan Trust 1996-A

BY:           ADVANTA Mortgage Corp., USA




BY:           /s/ William P. Garland
              William P. Garland
              Senior Vice President
              Loan Service Administration



June 23, 1998

                                              EXHIBIT 1


              ADVANTA Revolving Home Equity Loan Trust 1996-A

                         Statement to Certificateholders

              Original        Prior
              Face            Principal
Class         Value           Balance         Interest        Principal      Total
A                   50,000,000      46,501,685           236,9      4,884,439        5,121,394.53

Totals              50,000,000      46,501,685           236,9      4,884,439        5,121,394.53

                                              Current         Pass-Through
              Realized        Deferred        Principal       Rates
Class         Losses          Interest        Balance         Current        Next
A                                                   41,617,245      5.917500%       6.230000%

Totals                                              41,617,245.91

                              Prior                                                          Current
                              Principal                                                      Principal
Class         CUSIP           Balance         Interest        Principal      Total           Balance
A                00757CAA6          930.033706        4.739103      97.688788          102.42       832.344918

Delinquent Loan Information:
                                                              90+ Days       Loans           Loans
                              30-59           60-89           excldg f/c,REO in              in
                              Days            Days            & Bkrptcy      REO             Foreclosure
Group 1       Principal Balanc        1,998,83        1,009,74      1,381,985            49,7
              % of Pool Balanc        4.16800%        2.10550%       2.88170%        0.10370%         0.00000%
              Number of Loans               66              32             49               1                0

                                              Loans in Bankrup       Group 1                         -


Book Value of REO Property

Servicing Fee Due and Payable for Period:                                                                   20

Unpaid Class A Certificate Interest Shortfall

Insured Payments:

Substitution Amount:

Scheduled Principal Balance of Loans as of the Prior Distribution Date:                               49,441,9

Scheduled Principal Balance of Loans as of the Current Distribution Date:                             47,957,0

Certificate Insurer Premium Payment

Pre-funded amount applied to the Class A Certificate Principal Distribution Amount

Weighted Average Coupon as of the Current Distribution Date:                                        11.783000%

Weighted Average Net Coupon as of the Current Distribution Date:                                    11.283000%

Non-Scheduled Principal Included in the Current Distribution:                                          4,884,4

Pre-Funding Account:

              Beginning Account Balance:

              Withdrawals Relating to Subsequent Loans:

              Withdrawals Relating to Pre-Funding Period Termination:

              Ending Account Balance:

              Interest Earnings Deposited to the Certificate Account

Capitalized Interest Account:

              Beginning Account Balance:

              Deposit of Interest Earnings:

              Additional Deposit From Depositor:

              Withdrawal of Capitalized Interest Requirement:

              Withdrawal of Overfunded Interest Amounts per 7.04(e):

              Withdrawal of Amounts Required to be Deposited in Revolving Account:

              Ending Account Balance:

Revolving Account:

              Beginning Account Balance:                                                               3,000,0

              Interest Earnings:                                                                            12

              Deposit of Principal Collections:                                                        1,729,7

              Deposit of Excess Interest Amounts:                                                         142,

              Withdrawal of AMTS Relating to Pre-Funding:

              Withdrawal of AMTS Relating to Revolving Feature:

              Withdrawal of Amounts in Excess of Required Balance:                                    (4,884,4

              Ending Account Balance:

Realized Losses Tracking:
                                              Realized        Recovered      Recovered       Total
                                              Losses          Delinquency    Servicing
                                                              Advances       Advances
                               Prior
                              Current

                              Cumulative
Percentage of Average Pool Principal Balance                0%             0%              0%               0%
Percentage of Maximum Collateral Amount                     0%             0%              0%               0%

Remaining Pre-Funded Account:

Overcollateralization Deficit:

Aggregate Principal Balance of Subsequent Loans for the Related Remittance Period:

Accelerated Principal Payment:

Net Funds Cap Forward Amount:

Step-Down Amount:

Originator's Interest:                                                                                 2,940,3

Non-Subordinated Originator's Interest
